FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters

On May 31, 2006, Telephone and Data Systems, Inc. ("TDS") and its subsidiary, United States Cellular Corporation, ("U.S. Cellular"), issued a joint press release disclosing that they do not expect to file their Annual Reports on Form 10-K ("Form 10-K") for the year ended December 31, 2005 by May 31, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As previously disclosed, each of TDS and U.S. Cellular determined to restate its financial results for each of the three years in the period ended December 31, 2004, including quarterly information for 2004 and 2003 and certain selected financial data for 2001 and 2000. Each of TDS and U.S. Cellular also determined to restate its Quarterly Report on Form 10-Q ("Form 10-Q") for the quarters ended March 31, 2005 and June 30, 2005. As a result, each of TDS and U.S. Cellular delayed the filing of its Form 10-Q for the quarter ended September 30, 2005. Such restatements and the Forms 10-Q for the quarter ended September 30, 2005 were filed on April 26, 2006.

It was necessary for each of TDS and U.S. Cellular to complete and file the restatements and its Forms 10-Q for the quarter ended September 30, 2005 before it could complete and file its Form 10-K for the year ended December 31, 2005. Such Forms 10-K were due on March 16, 2006. Although a Form 12b-25 was timely filed by each of TDS and U.S. Cellular prior to March 17, 2006, TDS and U.S. Cellular indicated in such filing that it did not expect to file the Form 10-K for the year ended December 31, 2005 by the extended due date of March 31, 2006 and did not do so. TDS and U.S. Cellular each now plans to file the Form 10-K for the year ended December 31, 2005 as soon as possible.

It was also necessary for each of TDS and U.S. Cellular to complete and file the restatements, its Form 10-Q for the quarter ended September 30, 2005 and its Form 10-K for the year ended December 31, 2005 before it could complete and file its Form 10-Q for the quarter ended March 31, 2006. Such Forms 10-Q were due on May 10, 2006. Although a Form 12b-25 was timely filed by each of TDS and U.S. Cellular with the SEC on May 11, 2006, TDS and U.S. Cellular indicated in such filing that it did not expect to file the Form 10-Q for the quarter ended March 31, 2006 by the extended due date of May 15, 2006 and it did not do so. TDS and U.S. Cellular each plan to file the Form 10-Q for the quarter ended March 31, 2006 as soon as possible after its Form 10-K for the year ended December 31, 2005 is filed.

The restatements and the late filing of the Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarter ended March 31, 2006 resulted in defaults under the revolving credit agreement between TDS and certain lenders, the revolving credit agreement between U.S. Cellular and certain lenders, a bilateral line of credit and under certain forward contracts between subsidiaries of TDS and U.S. Cellular and a counterparty. Waivers of such defaults obtained previously were extended on May 31, 2006, provided that TDS and U.S. Cellular, as applicable, files its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarter ended March 31, 2006 by June 30, 2006. TDS and U.S. Cellular have not failed to make and do not expect to fail to make any scheduled payment of principal or interest under the revolving credit agreement or forward contracts.

The failure to file the Forms 10-K for the year ended December 31, 2005 by May 31, 2006 continues the existing non-compliance under TDS and U.S. Cellular debt indentures. In addition, the late filing of the Forms 10-Q for the quarter ended March 31, 2006 resulted in non-compliance under such debt indentures. Nevertheless, this non-compliance will not result in events of default unless and until written notice thereof is delivered to TDS or U.S. Cellular, as applicable, by the trustee or sufficient holders of debt and, in any event, such events of default would be cured if TDS or U.S. Cellular, as applicable, files its Form 10-K for the year ended December 31, 2005 and/or its Form 10-Q for the quarter ended March 31, 2006, as applicable, within 90 days of any such notice. Each of TDS and U.S. Cellular believes that it will be able to make all filings in sufficient time to avoid any event of default maturing into a default under any indenture. TDS and U.S. Cellular have not failed to make and do not expect to fail to make any scheduled payment of principal or interest under such indentures.

As previously disclosed, each of TDS and U.S. Cellular received a notice from the staff of the American Stock Exchange ("AMEX") indicating that it was not in compliance with AMEX listing standards, due to the failure to file its Form 10-K for the year ended December 31, 2005 on a timely basis. The failure by each of TDS and U.S. Cellular to file its Form 10-Q for the quarter ended March 31, 2006 on a timely basis also resulted in non-compliance with the AMEX listing standards. However, as previously disclosed, the AMEX granted TDS and U.S. Cellular an extension until June 30, 2006 to regain compliance with AMEX listing

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standards. TDS and U.S. Cellular, respectively, will regain compliance with the AMEX listing standards when it has filed with the SEC its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarter ended March 31, 2006 on or prior to June 30, 2006.

In addition, as previously disclosed, each of TDS and U.S. Cellular is not in compliance with AMEX listing standards because it has not distributed its annual report to shareholders by April 30, 2006. Accordingly, each of TDS and U.S. Cellular requested and obtained from the AMEX an extension until July 31, 2006 in order to provide additional time to complete and distribute its annual report to shareholders. TDS and U.S. Cellular, respectively, will regain compliance with such AMEX listing standards when it has distributed its annual report to shareholders for the year ended December 31, 2005 on or prior to July 31, 2006.

Also as previously disclosed, each TDS and U.S. Cellular received a notice from the staff of the New York Stock Exchange ("NYSE") indicating that it was not in compliance with listing standards relating to its debt listed on the NYSE, due to the failure to file its Form 10-K for the year ended December 31, 2005 on a timely basis. Further, the failure by each TDS and U.S. Cellular to file its Form 10-Q for the quarter ended March 31, 2006 on a timely basis also resulted in non-compliance with the NYSE listing standards. TDS and U.S. Cellular, respectively, will regain compliance with the NYSE listing standards when it has filed with the SEC its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarter ended March 31, 2006.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: June 5, 2006

By:	/s/ D. Michael Jack

D. Michael Jack
Senior Vice President and Corporate Controller

EXHIBIT INDEX The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
99.1	Press Release dated May 31, 2006.
99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement